Exhibit 99.2

Draft     8/3/2010

Supplemental Schedules

Second Quarter 2010

Draft 8/3/2010

Page	1

Quarterly Financial Highlights

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

Pre-tax Operating Income (Loss)*

Life Marketing	$37,179	$26,544	$31,593	$40,678	$35,755	$79,689	$76,433
Acquisitions	35,041	33,061	32,037	31,369	30,190	68,662	61,559
Annuities	21,495	16,075	19,647	18,187	605	20,920	18,792
Stable Value Products	16,976	14,339	10,441	11,027	10,979	37,183	22,006
Asset Protection	4,656	5,731	6,562	13,067	6,616	10,936	19,683
Corporate & Other	9,648	(22,826)	104,405	(16,132)	377	401	(15,755)
Total Pre-tax Operating Income	$124,995	$72,924	$204,685	$98,196	$84,522	$217,791	$182,718

Balance Sheet Data

Total GAAP Assets	$40,392,169	$41,787,606	$42,311,587	$43,617,727	$44,576,236
Total Protective Life Corporation’s Shareowners’ Equity	$1,628,375	$2,302,799	$2,478,821	$2,821,033	$3,085,599
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,660,094	$2,678,271	$2,799,990	$2,876,749	$2,908,109

Stock Data

Closing Price	$11.44	$21.42	$16.55	$21.99	$21.39
Average Shares Outstanding
Basic	77,893,480	86,481,240	86,491,754	86,500,199	86,562,379	74,391,481	86,531,461
Diluted	78,528,511	87,372,659	87,459,899	87,551,386	87,666,035	74,980,036	87,609,027

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 8/3/2010

Page	2

Financial Strength Ratings as of June 30, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of June 30, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Legal Entity
Protective Life Corporation	a-	BBB+/BBB (1)	A-	Baa2
Protective Life Insurance Company	aa-	—	AA-	—

(1)  The default rating is BBB+.  The BBB rating is related to our senior notes.

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Page	3

GAAP Consolidated Statements of Income

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$679,989	$652,497	$698,061	$628,772	$679,241	$1,339,141	$1,308,013
Reinsurance Ceded	(394,225)	(351,664)	(422,865)	(305,829)	(379,729)	(752,524)	(685,558)
Net Premiums and Policy Fees	285,764	300,833	275,196	322,943	299,512	586,617	622,455
Net investment income	431,144	409,956	402,251	411,997	422,500	852,829	834,497
RIGL - Derivatives	(97,991)	(195,540)	23,145	(23,072)	(119,888)	(5,558)	(142,960)
RIGL - All Other Investments	167,799	165,576	8,662	47,899	67,704	125,956	115,603

OTTI losses	(48,877)	(14,873)	(46,706)	(21,856)	(36,683)	(166,191)	(58,539)
OTTI losses/(gains) recognized in OCI (before taxes)	7,906	(16,095)	28,426	9,987	19,885	35,394	29,872
Net OTTI losses recognized in earnings	(40,971)	(30,968)	(18,280)	(11,869)	(16,798)	(130,797)	(28,667)
Other income	39,586	41,222	178,677	43,872	59,072	78,249	102,944
Total Revenues	785,331	691,079	869,651	791,770	712,102	1,507,296	1,503,872

BENEFITS & EXPENSES
Benefits and settlement expenses	478,148	521,218	474,254	507,295	525,371	982,507	1,032,666
Amortization of deferred policy acquisition costs and value of businesses acquired	89,949	47,240	94,732	81,289	23,086	203,597	104,375
Other operating expenses	49,647	54,459	62,832	66,680	61,084	96,318	127,764
Interest expense - subsidiaries	10,782	9,615	2,469	2,158	5,183	18,773	7,341
Interest expense - holding company - other debt	7,186	7,510	23,195	23,671	23,517	14,926	47,188
Interest expense - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	18,801	18,802
Total Benefits and Expenses	645,113	649,443	666,883	690,494	647,642	1,334,922	1,338,136

INCOME BEFORE INCOME TAX	140,218	41,636	202,768	101,276	64,460	172,374	165,736
Income tax expense	49,461	14,051	71,757	31,570	23,216	59,482	54,786
NET INCOME	90,757	27,585	131,011	69,706	41,244	112,892	110,950
Less: Net Income (loss) attributable to noncontrolling interests	—	—	—	(73)	(127)	—	(200)
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$90,757	$27,585	$131,011	$69,779	$41,371	$112,892	$111,150

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$1.03	$0.55	$1.51	$0.78	$0.62
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.93)	(1.24)	0.03	(0.24)	(0.52)
RIGL - All Other Investments, net of participating income	1.06	1.01	(0.04)	0.26	0.37
Net income available to PLC’s common shareowners-diluted	$1.16	$0.32	$1.50	$0.80	$0.47
Average shares outstanding-diluted	78,528,511	87,372,659	87,459,899	87,551,386	87,666,035
Dividends paid	$0.12	$0.12	$0.12	$0.12	$0.14
PER SHARE DATA FOR YTD
Operating income-diluted *	$1.90	$2.40	$3.97	$0.78	$1.39
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.36)	(1.71)	(1.63)	(0.24)	(0.77)
RIGL - All Other Investments, net of participating income	(0.03)	1.08	1.00	0.26	0.65
Net income available to PLC’s common shareowners-diluted	$1.51	$1.77	$3.34	$0.80	$1.27
Average shares outstanding-diluted	74,980,036	79,156,305	81,249,265	87,551,386	87,609,027
Dividends paid	$0.24	$0.36	$0.48	$0.12	$0.26

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 8/3/2010

Page	4

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010
ASSETS

Fixed maturities	$20,561,840	$22,560,159	$22,830,427	$23,203,026	$23,687,528
Equity securities	269,108	270,057	275,497	280,703	308,951
Mortgage loans	3,846,417	3,849,349	3,877,087	4,861,699	4,905,276
Investment real estate	17,427	19,651	25,188	25,068	22,431
Policy loans	792,853	788,402	794,276	783,580	775,105
Other long-term investments	346,037	232,927	204,754	198,014	182,075
Long-term investments	25,833,682	27,720,545	28,007,229	29,352,090	29,881,366
Short-term investments	1,841,149	1,076,621	1,049,609	647,952	972,804
Total investments	27,674,831	28,797,166	29,056,838	30,000,042	30,854,170
Cash	206,540	225,302	205,325	202,934	156,524
Accrued investment income	270,698	283,559	285,350	308,779	303,916
Accounts and premiums receivable	90,237	113,847	56,216	49,941	38,817
Reinsurance receivable	5,309,360	5,336,371	5,333,401	5,445,109	5,553,385
Deferred policy acquisition costs and value of businesses acquired	3,900,088	3,660,267	3,663,350	3,634,057	3,671,153
Goodwill	119,405	118,630	117,856	117,081	116,307
Property and equipment, net	38,401	38,031	37,037	36,909	37,831
Other assets	196,235	172,002	176,303	168,274	188,862
Current/Deferred income tax	69,004	47,358	115,447	14,225	43,609
Assets related to separate accounts
Variable annuity	2,257,859	2,694,715	2,948,457	3,306,242	3,307,239
Variable universal life	259,511	300,358	316,007	334,134	304,423

TOTAL ASSETS	$40,392,169	$41,787,606	$42,311,587	$43,617,727	$44,576,236

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Page	5

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010
LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,169,737	$17,220,814	$17,327,279	$17,456,391	$17,679,905
Unearned premiums	1,221,101	1,231,165	1,220,988	1,220,255	1,258,161
Stable value product deposits	4,138,131	3,863,329	3,581,150	3,453,950	3,487,963
Annuity deposits	9,596,476	9,726,082	9,911,040	10,035,799	10,309,546
Other policyholders’ funds	473,105	491,216	515,078	534,740	551,860
Other liabilities	922,242	852,449	715,110	907,330	1,059,034
Mortgage loan backed certificates	—	—	—	110,679	85,873
Deferred income taxes	36,037	400,084	553,062	718,070	891,177
Non-recourse funding obligations	1,375,000	1,375,000	575,000	575,000	556,600
Debt	789,852	804,852	1,644,852	1,619,852	1,474,852
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	2,257,859	2,694,715	2,948,457	3,306,242	3,307,239
Variable universal life	259,511	300,358	316,007	334,134	304,423
TOTAL LIABILITIES	38,763,794	39,484,807	39,832,766	40,797,185	41,491,376

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	575,064	575,915	576,887	579,915	581,646
Treasury stock	(25,945)	(25,936)	(25,929)	(25,997)	(25,745)
Retained earnings	2,066,587	2,083,904	2,204,644	2,278,443	2,307,820
Accumulated other comprehensive income (loss)	(1,031,719)	(375,472)	(321,169)	(55,716)	177,490
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	1,628,375	2,302,799	2,478,821	2,821,033	3,085,599
Noncontrolling interest	—	—	—	(491)	(739)
TOTAL EQUITY	1,628,375	2,302,799	2,478,821	2,820,542	3,084,860
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$40,392,169	$41,787,606	$42,311,587	$43,617,727	$44,576,236

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$19.03	$26.91	$28.96	$32.96	$36.02
Less: Accumulated other comprehensive income (loss)	(12.05)	(4.39)	(3.76)	(0.65)	2.07
Excluding accumulated other comprehensive income (loss)*	$31.08	$31.30	$32.72	$33.61	$33.95

Total Protective Life Corporation’s Shareowners’ Equity	$1,628,375	$2,302,799	$2,478,821	$2,821,033	$3,085,599
Less: Accumulated other comprehensive income (loss)	(1,031,719)	(375,472)	(321,169)	(55,716)	177,490
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,660,094	$2,678,271	$2,799,990	$2,876,749	$2,908,109

Common shares outstanding	85,578,907	85,579,870	85,580,803	85,601,358	85,662,191
Treasury Stock shares	3,198,053	3,197,090	3,196,157	3,175,602	3,114,769

* “Total Protective Life Corporation’s Shareowners’ equity” excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 8/3/2010

Page	6

Calculation of Operating Earnings (Loss) Per Share

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$90,757	$27,585	$131,011	$69,779	$41,371	$112,892	$111,150

Average shares outstanding-basic	77,893,480	86,481,240	86,491,754	86,500,199	86,562,379	74,391,481	86,531,461
Average shares outstanding-diluted	78,528,511	87,372,659	87,459,899	87,551,386	87,666,035	74,980,036	87,609,027

Net income available to PLC’s common shareowners per share-basic	$1.17	$0.32	$1.51	$0.81	$0.48	$1.52	$1.28
Net income available to PLC’s common shareowners per share-diluted	$1.16	$0.32	$1.50	$0.80	$0.47	$1.51	$1.27

Income from continuing operations	$90,757	$27,585	$131,011	$69,779	$41,371	$112,892	$111,150
EPS (basic)	$1.17	$0.32	$1.51	$0.81	$0.48	$1.52	$1.28
EPS (diluted)	$1.16	$0.32	$1.50	$0.80	$0.47	$1.51	$1.27

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(97,991)	$(195,540)	$23,145	$(23,072)	$(119,888)	$(5,558)	$(142,960)
Derivative Gains related to Corporate Debt and Investments	(1,163)	—	—	(42)	(42)	(3,401)	(84)
Derivative Gains related to Annuities	(13,393)	28,864	(19,003)	(9,549)	49,417	(32,481)	39,868
RIGL - All Other Investments, net of participating income	126,828	134,608	(9,618)	36,030	50,906	(4,841)	86,936
Related amortization of DAC & VOBA	942	780	3,559	(214)	(328)	864	(542)
	15,223	(31,288)	(1,917)	3,153	(19,935)	(45,417)	(16,782)
Tax effect	(5,328)	10,951	671	(1,104)	$6,977	15,896	5,873
	$9,895	$(20,337)	$(1,246)	$2,049	$(12,958)	$(29,521)	$(10,909)

RIGL - Derivatives per share-diluted	$(0.93)	$(1.24)	$0.03	$(0.24)	$(0.52)	$(0.36)	$(0.77)
RIGL - All Other Investments per share-diluted	$1.06	$1.01	$(0.04)	$0.26	$0.37	$(0.03)	$0.65

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$1.16	$0.32	$1.50	$0.80	$0.47	$1.51	$1.27
RIGL - Derivatives per share-diluted	(0.93)	(1.24)	0.03	(0.24)	(0.52)	(0.36)	(0.77)
RIGL - All Other Investments, net of participating income per share-diluted	1.06	1.01	(0.04)	0.26	0.37	(0.03)	0.65
Operating income per share-diluted	$1.03	$0.55	$1.51	$0.78	$0.62	$1.90	$1.39

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$90,757	$27,585	$131,011	$69,779	$41,371	$112,892	$111,150
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(73,156)	(108,339)	2,692	(21,231)	(45,833)	(26,936)	(67,064)
Less: RIGL - All Other Investments net of tax, amortization, and participating income	83,051	88,002	(3,938)	23,280	32,877	(2,585)	56,157
Net operating income	$80,862	$47,922	$132,257	$67,730	$54,327	$142,413	$122,057

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$140,218	$41,636	$202,768	$101,275	$64,461	$172,374	$165,736
Less: RIGL - Derivatives	(97,991)	(195,540)	23,145	(23,072)	(119,888)	(5,558)	(142,960)
Less: Derivative gains related to corporate debt, investments & annuities	(14,556)	28,864	(19,003)	(9,591)	49,375	(35,882)	39,784
Less: RIGL - All Other Investments, net of participating income	126,828	134,608	(9,618)	36,030	50,906	(4,841)	86,936
Less: Related amortization of DAC & VOBA	942	780	3,559	(214)	(328)	864	(542)
Less: Minority Interest	—	—	—	(74)	(126)	—	(200)
Pre-tax operating income	$124,995	$72,924	$204,685	$98,196	$84,522	$217,791	$182,718

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 8/3/2010

Page	7

Invested Asset Summary

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010

Total Portfolio

Fixed Maturities	$20,561.8	$22,560.2	$22,830.4	$23,203.0	$23,687.5	77%
Mortgage Loans	3,846.4	3,849.3	3,877.1	4,861.7	4,905.3	16%
Investment Real Estate	17.4	19.7	25.2	25.1	22.4	0%
Equity Securities	269.1	270.1	275.5	280.7	309.0	1%
Policy Loans	792.9	788.4	794.3	783.6	775.1	2%
Short-Term Investments	1,841.2	1,076.6	1,049.6	647.9	972.8	3%
Other Long-Term Investments	346.0	232.9	204.7	198.0	182.1	1%
Total Invested Assets	$27,674.8	$28,797.2	$29,056.8	$30,000.0	$30,854.2	100%

Draft 8/3/2010

Page	8

Invested Asset Summary - Fixed Income

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010

Fixed Income

Corporate Bonds	$12,842.6	$14,419.5	$14,847.8	$15,724.6	$15,950.7	67%
Residential Mortgage-Backed Securities	4,343.0	4,153.7	3,917.5	3,720.4	3,511.4	15%
Commercial Mortgage-Backed Securities	1,106.3	1,108.5	1,124.3	270.9	297.0	1%
Other Asset-Backed Securities	1,175.6	1,176.9	1,120.8	959.2	951.6	4%
U.S. Government-related Securities	498.9	889.4	811.3	1,579.4	1,824.2	8%
Other Government-related Securities	409.0	538.5	608.5	307.1	368.8	2%
States, Municipals and Political Subdivisions	186.4	273.7	400.2	641.4	783.8	3%
Total Fixed Income Portfolio	$20,561.8	$22,560.2	$22,830.4	$23,203.0	$23,687.5	100%

Fixed Income - Quality

AAA	24.2%	22.5%	19.9%	14.7%	14.7%
AA	6.7%	6.1%	4.9%	4.0%	4.6%
A	20.2%	20.1%	18.7%	21.9%	21.6%
BBB	36.0%	38.3%	42.9%	45.6%	45.1%
Below investment grade	12.9%	13.0%	13.6%	13.8%	14.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft 8/3/2010

Page	9

Invested Asset Summary - Mortgages

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010

Mortgage Loans - Type

Retail	64.6%	64.7%	64.5%	66.4%	66.3%
Apartments	10.7%	10.5%	11.3%	10.9%	11.6%
Office Buildings	14.4%	14.6%	14.4%	13.3%	13.0%
Warehouses	7.8%	7.8%	7.4%	7.4%	7.1%
Miscellaneous	2.5%	2.4%	2.4%	2.0%	2.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$4.0	$14.3	$5.9	$23.8	$21.0
90 Days Past Due	8.8	7.1	6.5	21.4	8.2
Renegotiated Loans	—	—	—	—	35.7
Foreclosed Real Estate	2.7	5.0	10.7	—	0.7
	$15.5	$26.4	$23.1	$45.2	$65.6 (1)

(1)  Includes $35.7 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft 8/3/2010

Page	10

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$52.0	$23.9	$21.6	$19.6	$17.4
AA	40.2	16.3	6.2	6.3	6.4
A	65.3	88.8	43.2	23.8	12.6
BBB	113.9	132.2	120.3	82.8	65.0
Below investment grade	56.8	61.2	81.3	84.8	80.0
Total	$328.2	$322.4	$272.6	$217.3	$181.4

Modco Trading Portfolio

Rating
AAA	$878.4	$838.2	$834.7	$711.9	$725.3
AA	164.6	166.0	73.2	117.2	133.7
A	600.5	568.7	544.1	642.8	759.8
BBB	822.8	872.5	950.3	969.9	978.2
Below investment grade	280.5	351.2	281.5	291.6	275.8
Short-term investments	243.3	242.7	250.8	236.5	130.5
Total	$2,990.1	$3,039.3	$2,934.6	$2,969.9	$3,003.3

Draft 8/3/2010

Page	11

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of June 30, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$6.0	$—	$—	$—	$—	$6.0
A	4.3	—	—	—	—	4.3
BBB	0.5	—	—	—	—	0.5
Below investment grade	232.3	170.3	—	—	—	402.6
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$243.1	$170.3	$—	$—	$—	$413.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.2)	$—	$—	$—	$—	(0.2)
A	0.7	—	—	—	—	0.7
BBB	0.1	—	—	—	—	0.1
Below investment grade	(47.6)	(24.6)	—	—	—	(72.2)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(47.0)	$(24.6)	$—	$—	$—	$(71.6)

Draft 8/3/2010

Page	12

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of June 30, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.2	$—	$—	$—	$—	$0.2
AA	0.1	—	—	—	—	0.1
A	2.2	—	—	—	—	2.2
BBB	2.3	—	—	—	—	2.3
Below investment grade	17.9	14.6	—	—	—	32.5
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$22.7	$14.6	$—	$—	$—	$37.3

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	—	—	—	—	—	—
A	(0.3)	—	—	—	—	(0.3)
BBB	(0.6)	—	—	—	—	(0.6)
Below investment grade	(6.9)	(20.2)	—	—	—	(27.1)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(7.8)	$(20.2)	$—	$—	$—	$(28.0)

Draft 8/3/2010

Page	13

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of June 30, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$1,170.8	$8.2	$—	$—	$—	$1,179.0
AA	190.3	—	—	—	—	190.3
A	11.2	6.2	—	—	—	17.4
BBB	265.1	—	—	—	—	265.1
Below investment grade	1,146.6	262.2	—	—	—	1,408.8
Total mortgage-backed securities collateralized by prime loans	$2,784.0	$276.6	$—	$—	$—	$3,060.6

Includes $861.1 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$58.1	$0.5	$—	$—	$—	$58.6
AA	(3.4)	—	—	—	—	(3.4)
A	0.4	0.2	—	—	—	0.6
BBB	(16.8)	—	—	—	—	(16.8)
Below investment grade	(132.3)	(40.7)	—	—	—	(173.0)
Total mortgage-backed securities collateralized by prime loans	$(94.0)	$(40.0)	$—	$—	$—	$(134.0)

Draft 8/3/2010

Page	14

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of June 30, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$203.2	$—	$47.3	$—	$39.9	$290.4
BBB	6.6	—	—	—	—	6.6
Total commercial mortgage-backed securities	$209.8	$—	$47.3	$—	$39.9	$297.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$9.0	$—	$3.1	$—	$—	$12.1
BBB	(0.4)	—	—	—	—	(0.4)
Total commercial mortgage-backed securities	$8.6	$—	$3.1	$—	$—	$11.7

Draft 8/3/2010

Page	15

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of June 30, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$651.4	$180.5	$35.8	$—	$24.9	$892.6
AA	31.3	—	—	—	—	31.3
A	6.5	—	—	—	—	6.5
BBB	6.3	3.9	—	—	—	10.2
Below investment grade	0.6	10.4	—	—	—	11.0
Total other asset-backed securities	$696.1	$194.8	$35.8	$—	$24.9	$951.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(38.8)	$(21.5)	$0.3	$—	$(0.1)	$(60.1)
AA	2.7	—	—	—	—	2.7
A	0.3	—	—	—	—	0.3
BBB	(1.2)	—	—	—	—	(1.2)
Below investment grade	(0.2)	(11.9)	—	—	—	(12.1)
Total other asset-backed securities	$(37.2)	$(33.4)	$0.3	$—	$(0.1)	$(70.4)

*  Excludes Residential and Commercial mortgage-backed securities

Draft 8/3/2010

Page	16

Invested Asset Summary - Other

(Dollars In Millions)

(Unaudited)

(Excludes Modco portfolio)

Hybrid / Preferred Securities as of June 30, 2010	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)

Domestic Exposure
Tier 1	$973.3	$899.0	$(74.3)
Preferred Stock	157.1	151.6	(5.5)
Total Domestic Exposure	$1,130.4	$1,050.6	$(79.8)

European Exposure
Upper Tier 2	$53.3	$53.1	$(0.2)
Tier 1	183.0	150.6	(32.4)
Preferred Stock	64.4	63.1	(1.3)
Total European Exposure	$300.7	$266.8	$(33.9)

Other Foreign Exposure
Tier 1	$65.1	$62.3	$(2.8)
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$65.2	$62.4	$(2.8)

Total Domestic, European and Other Exposure
Upper Tier 2	$53.3	$53.1	$(0.2)
Tier 1	1,221.4	1,111.9	(109.5)
Preferred Stock	221.6	214.8	(6.8)
Total Domestic, European and Other Exposure	$1,496.3	$1,379.8	$(116.5)

Draft 8/3/2010

Page	17

Life Marketing Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$397,195	$379,823	$412,468	$373,390	$407,900	$772,853	$781,290
Reinsurance Ceded	(241,002)	(202,708)	(260,829)	(176,752)	(227,543)	(448,166)	(404,295)
Net Premiums and Policy Fees	156,193	177,115	151,639	196,638	180,357	324,687	376,995
Net investment income	90,833	89,035	88,713	91,144	94,763	184,360	185,907
Other income	20,168	19,587	21,262	21,222	23,008	39,998	44,230
Total Revenues	267,194	285,737	261,614	309,004	298,128	549,045	607,132

BENEFITS & EXPENSES
Benefits and settlement expenses	189,101	215,567	182,294	220,556	217,032	384,511	437,588
Amortization of deferred policy acquisition costs and value of businesses acquired	33,404	40,142	34,851	34,078	30,892	69,132	64,970
Other operating expenses	7,510	3,484	12,876	13,692	14,449	15,713	28,141
Total Benefits and Expenses	230,015	259,193	230,021	268,326	262,373	469,356	530,699

INCOME BEFORE INCOME TAX	$37,179	$26,544	$31,593	$40,678	$35,755	$79,689	$76,433

Life Marketing Key Data

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

SALES BY PRODUCT
Traditional	$26,102	$25,589	$22,090	$20,764	$17,627	$49,253	$38,391
Universal life	12,796	15,383	21,027	21,267	23,951	25,615	45,218
Variable universal life	854	912	1,235	936	1,334	1,496	2,270
Total	$39,752	$41,884	$44,352	$42,967	$42,912	$76,364	$85,879

SALES BY DISTRIBUTION
Brokerage general agents	$25,783	$26,301	$27,833	$26,351	$26,654	$47,247	53,005
Independent agents	7,084	6,923	6,478	6,691	6,254	14,364	12,945
Stockbrokers/banks	6,509	7,753	8,696	8,971	8,031	13,682	17,002
BOLI/other	376	907	1,345	954	1,973	1,071	2,927
Total	$39,752	$41,884	$44,352	$42,967	$42,912	$76,364	$85,879

Draft 8/3/2010

Page	18

Annuities Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$7,406	$7,416	$8,176	$8,775	$9,800	$18,391	$18,575
Reinsurance Ceded	(42)	(29)	(39)	(37)	(38)	(84)	(75)
Net Premiums and Policy Fees	7,364	7,387	8,137	8,738	9,762	18,307	18,500
Net investment income	108,588	113,272	115,255	116,197	118,719	211,570	234,916
RIGL - Derivatives	13,393	(28,864)	19,003	9,549	(49,417)	32,481	(39,868)
RIGL - All Other Investments	925	(482)	717	102	(524)	(5,523)	(422)
Other income	4,215	4,737	5,264	5,994	6,935	7,595	12,929
Total Revenues	134,485	96,050	148,376	140,580	85,475	264,430	226,055

BENEFITS & EXPENSES
Benefits and settlement expenses	78,759	96,118	90,165	94,241	114,534	164,567	208,775
Amortization of deferred policy acquisition costs and value of businesses acquired	26,568	(20,176)	30,451	19,671	(37,549)	71,653	(17,878)
Other operating expenses	6,068	6,855	7,396	8,450	9,003	12,043	17,453
Total Benefits and Expenses	111,395	82,797	128,012	122,362	85,988	248,263	208,350

INCOME (LOSS) BEFORE INCOME TAX	23,090	13,253	20,364	18,218	(513)	16,167	17,705

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	13,393	(28,864)	19,003	9,549	(49,417)	32,481	(39,868)
Add back: Derivative gains related to annuities	13,393	(28,864)	19,003	9,549	(49,417)	32,481	(39,868)
Less: RIGL - All Other Investments	925	(482)	717	102	(524)	(5,523)	(422)
Add back: Related amortization of deferred acquisition costs	(670)	2,340	—	71	594	(770)	665

PRE-TAX OPERATING INCOME	$21,495	$16,075	$19,647	$18,187	$605	$20,920	$18,792

Annuities Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2009	2009	2009	2010	2010	2009	2010

SALES
Variable Annuity	$177,306	$194,429	$285,454	$349,936	$412,789	$316,362	$762,725
Immediate Annuity	17,918	20,498	11,886	9,347	13,270	43,961	22,617
Single Premium Deferred Annuity	264,326	165,990	202,483	183,828	261,673	415,342	445,501
Market Value Adjusted Annuity	150,129	71,447	22,409	24,713	50,057	267,434	74,770
Equity Indexed Annuity	—	212	233	141	299	3,316	440
Total	$609,679	$452,576	$522,465	$567,965	$738,088	$1,046,415	$1,306,053

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$15,230	$285	$11,607	$11,710	$(7,762)	$9,389	$3,948
Fixed Annuity	6,265	15,790	8,040	6,477	8,367	11,531	14,844
Total	$21,495	$16,075	$19,647	$18,187	$605	$20,920	$18,792

DEPOSIT BALANCE
VA Fixed Annuity	$242,491	$240,899	$291,733	$332,711	$382,064
VA Separate Account Annuity	2,128,899	2,554,411	2,808,123	3,164,958	3,177,824
Sub-total	2,371,390	2,795,310	3,099,856	3,497,669	3,559,888
Fixed Annuity	6,882,551	7,074,803	7,252,246	7,364,042	7,599,107
Total	$9,253,941	$9,870,113	$10,352,102	$10,861,711	$11,158,995

Draft 8/3/2010

Page	19

Stable Value Products Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Net investment income	$57,550	$54,024	$46,938	$46,420	$45,724	$120,726	$92,144
RIGL - Derivatives	247	87	529	360	(696)	954	(336)
RIGL - All Other Investments	(647)	(5,036)	261	1,176	(7,755)	508	(6,579)
Other income	340	—	—	—	—	1,866	—
Total Revenues	57,490	49,075	47,728	47,956	37,273	124,054	85,229

BENEFITS & EXPENSES
Benefits and settlement expenses	39,206	37,972	34,792	33,731	32,972	81,791	66,703
Amortization of deferred policy acquisition costs and value of businesses acquired	844	893	807	979	882	1,771	1,861
Other operating expenses	864	820	898	683	891	1,847	1,574
Total Benefits and Expenses	40,914	39,685	36,497	35,393	34,745	85,409	70,138

INCOME BEFORE INCOME TAX	16,576	9,390	11,231	12,563	2,528	38,645	15,091

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	247	87	529	360	(696)	954	(336)
Less: RIGL-All Other Investments	(647)	(5,036)	261	1,176	(7,755)	508	(6,579)

PRE-TAX OPERATING INCOME	$16,976	$14,339	$10,441	$11,027	$10,979	$37,183	$22,006

Stable Value Products Key Data

	2ND QTR		3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2009		2009	2009	2010	2010	2009	2010

SALES
GIC	$—		$—	$—	$1,000	$6,500	$—	$7,500
GFA - Direct Institutional	—		—	—	150,000	250,000	—	400,000
GFA - Registered - Institutional	—		—	—	—	—	—	—
GFA - Registered - Retail	—		—	—	—	—	—	—
Total	$—		$—	$—	$151,000	$256,500	$—	$407,500

DEPOSIT BALANCE
Quarter End Balance	$4,138,437		$3,863,612	$3,581,409	$3,454,186	$3,488,175
Average Daily Balance	$4,224,897		$4,025,344	$3,602,681	$3,494,977	$3,497,115

OPERATING SPREAD	1.57	%(1)	1.42%	1.16%	1.26%	1.26%

(1) Excludes one-time funding agreement retirement gains

Draft 8/3/2010

Page	20

Asset Protection Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$84,240	$83,020	$85,321	$79,515	$76,984	$171,175	$156,499
Reinsurance Ceded	(37,698)	(36,600)	(36,439)	(35,906)	(34,654)	(79,183)	(70,560)
Net Premiums and Policy Fees	46,542	46,420	48,882	43,609	42,330	91,992	85,939
Net investment income	8,407	8,038	7,780	7,497	7,316	17,339	14,813
Other income	13,199	15,161	15,719	15,325	18,123	25,672	33,448
Total Revenues	68,148	69,619	72,381	66,431	67,769	135,003	134,200

BENEFITS & EXPENSES
Benefits and settlement expenses	29,363	31,009	32,832	18,756	26,836	63,473	45,592
Amortization of deferred policy acquisition costs and value of businesses acquired	14,104	13,446	13,887	12,775	12,807	27,787	25,582
Other operating expenses	20,025	19,433	19,100	21,907	21,627	32,807	43,534
Total Benefits and Expenses	63,492	63,888	65,819	53,438	61,270	124,067	114,708

INCOME BEFORE INCOME TAX	4,656	5,731	6,562	12,993	6,499	10,936	19,492
Less: noncontrolling interests	—	—	—	(74)	(117)	—	(191)
OPERATING INCOME	$4,656	$5,731	$6,562	$13,067	$6,616	$10,936	$19,683

Asset Protection Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2009	2009	2009	2010	2010	2009	2010

SALES
Credit insurance	$8,721	$10,345	$7,830	$7,692	$9,693	$17,204	$17,385
Service contracts	56,344	64,853	57,507	52,539	65,353	104,434	117,892
Other products	11,114	11,038	8,911	11,459	13,363	22,882	24,822
Total	$76,179	$86,236	$74,248	$71,690	$88,409	$144,520	$160,099

Draft 8/3/2010

Page	21

Acquisitions Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$184,484	$175,521	$185,807	$160,721	$178,389	$363,160	$339,110
Reinsurance Ceded	(115,482)	(112,325)	(125,558)	(93,134)	(117,492)	(225,089)	(210,626)
Net Premiums and Policy Fees	69,002	63,196	60,249	67,587	60,897	138,071	128,484
Net investment income	119,515	118,202	118,485	115,401	116,748	243,056	232,149
RIGL - Derivatives	(146,462)	(156,504)	(6,818)	(30,063)	(62,593)	(88,778)	(92,656)
RIGL - All Other Investments	157,871	163,529	13,026	44,519	61,152	105,408	105,671
Other income	1,592	1,519	1,545	1,273	1,375	2,995	2,648
Total Revenues	201,518	189,942	186,487	198,717	177,579	400,752	376,296

BENEFITS & EXPENSES
Benefits and settlement expenses	135,773	131,786	126,702	133,474	127,554	274,504	261,028
Amortization of deferred policy acquisition costs and value of businesses acquired	14,560	12,427	14,297	13,338	15,602	32,301	28,940
Other operating expenses	4,463	2,523	3,684	6,223	5,408	8,561	11,631
Total Benefits and Expenses	154,796	146,736	144,683	153,035	148,564	315,366	301,599

INCOME BEFORE INCOME TAX	46,722	43,206	41,804	45,682	29,015	85,386	74,697

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(146,462)	(156,504)	(6,818)	(30,063)	(62,593)	(88,778)	(92,656)
Less: RIGL - All Other Investments	157,871	163,529	13,026	44,519	61,152	105,408	105,671
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	(272)	(3,120)	(3,559)	143	(266)	(94)	(123)

PRE-TAX OPERATING INCOME	$35,041	$33,061	$32,037	$31,369	$30,190	$68,662	$61,559

Draft 8/3/2010

Page	22

Corporate & Other Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$6,664	$6,717	$6,289	$6,371	$6,168	$13,562	$12,539
Reinsurance Ceded	(1)	(2)	—	—	(2)	(2)	(2)
Net Premiums and Policy Fees	6,663	6,715	6,289	6,371	6,166	13,560	12,537
Net investment income	46,251	27,385	25,080	35,338	39,230	75,778	74,568
RIGL - Derivatives	34,832	(10,259)	10,430	(2,918)	(7,182)	49,786	(10,100)
RIGL - All Other Investments	(31,322)	(23,403)	(23,621)	(9,767)	(1,967)	(105,235)	(11,734)
Other income	72	218	134,887	58	9,631	123	9,689
Total Revenues	56,496	656	153,065	29,082	45,878	34,012	74,960

BENEFITS & EXPENSES
Benefits and settlement expenses	5,946	8,766	7,469	6,537	6,443	13,661	12,980
Amortization of deferred policy acquisition costs and value of businesses acquired	469	508	439	448	452	953	900
Other operating expenses	38,086	47,870	53,943	50,955	47,807	77,847	98,762
Total Benefits and Expenses	44,501	57,144	61,851	57,940	54,702	92,461	112,642

INCOME (LOSS) BEFORE INCOME TAX	11,995	(56,488)	91,214	(28,858)	(8,824)	(58,449)	(37,682)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	34,832	(10,259)	10,430	(2,918)	(7,182)	49,786	(10,100)
Less: RIGL-All Other Investments, net of participating income	(31,322)	(23,403)	(23,621)	(9,767)	(1,967)	(105,235)	(11,734)
Add back: Derivative gains related to corporate debt and investments	1,163	—	—	42	42	3,401	84
Less: noncontrolling interests	—	—	—	1	(10)	—	(9)

PRE-TAX OPERATING INCOME (LOSS)	$9,648	$(22,826)	$104,405	$(16,132)	$377	$401	$(15,755)

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Page	23

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income, operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income, operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of businesses acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of share-owners’ equity excluding accumulated other comprehensive income for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of share-owners’ equity excluding accumulated other comprehensive income for the five most recent quarters.

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Page	24

(Dollars In Thousands)	2ND QTR	2ND QTR	6 MOS
(Unaudited)	2009	2010	2009	2010

Life Marketing	$37,179	$35,755	$79,689	$76,433
Acquisitions	35,041	30,190	68,662	61,559
Annuities	21,495	605	20,920	18,792
Stable Value Products	16,976	10,979	37,183	22,006
Asset Protection	4,656	6,616	10,936	19,683
Corporate & Other	9,648	377	401	(15,755)

Total Pre-tax operating income	124,995	84,522	217,791	182,718

Realized Investment Gains (Losses) - Investments	127,770	50,578	(3,977)	86,394
Realized Investment Gains (Losses) - Derivatives	(112,547)	(70,513)	(41,440)	(103,176)
Income Tax Expense	(49,461)	(23,216)	(59,482)	(54,786)

Net Income available to PLC’s common shareowners	$90,757	$41,371	$112,892	$111,150

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Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2009	2009	2009	2010	2010	2009	2010

OPERATING INCOME PER SHARE

Operating income per share-diluted	$1.03	$0.55	$1.51	$0.78	$0.62	$1.90	$1.39
RIGL - Derivatives per share-diluted	(0.93)	(1.24)	0.03	(0.24)	(0.52)	(0.36)	(0.77)
RIGL - All Other Investments, net of participating income per share-diluted	1.06	1.01	(0.04)	0.26	0.37	(0.03)	0.65
Net income available to PLC’s common shareowners per share-diluted	$1.16	$0.32	$1.50	$0.80	$0.47	$1.51	$1.27

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Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2009	2009	2009	2010	2010

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$19.03	$26.91	$28.96	$32.96	$36.02
Less: Accumulated other comprehensive income (loss)	(12.05)	(4.39)	(3.76)	(0.65)	2.07
Excluding accumulated other comprehensive income (loss)	$31.08	$31.30	$32.72	$33.61	$33.95

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Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2009	12/31/2009	3/31/2010	6/30/2010	6/30/2010
NUMERATOR:
Net Income available to PLC’s common shareowners	$27,585	$131,011	$69,779	$41,371	$269,746
Less:
Realized investment gains (losses), net of income tax
Investments	87,495	(6,251)	23,420	33,089	137,753
Derivatives	(108,339)	2,692	(21,204)	(45,806)	(172,657)
Related amortization of DAC and VOBA, net of income tax	507	2,313	(140)	(212)	2,468
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	—	27	27	54
Operating Income	$47,922	$132,257	$67,730	$54,327	$302,236

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
Total			$13,923,213

Average			$2,784,643

Operating Income Return on Average Equity			10.9%

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Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2009

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2008	12/31/2008	3/31/2009	6/30/2009	6/30/2009
NUMERATOR:
Net Income (loss) available to PLC’s common shareowners	$(100,008)	$(15,913)	$22,135	$90,757	$(3,029)
Less:
Realized investment gains (losses), net of income tax
Investments	(228,215)	(60,407)	(85,585)	82,439	(291,768)
Derivatives	66,543	(10,574)	47,675	(72,400)	31,244
Related amortization of DAC and VOBA, net of income tax	457	(632)	(51)	612	386
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	1,245	1,020	1,455	756	4,476
Operating Income	$62,452	$56,720	$61,551	$80,862	$261,585

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2008	2,081,742	(486,222)	2,567,964
September 30, 2008	1,524,655	(928,205)	2,452,860
December 31, 2008	761,095	(1,667,056)	2,428,151
March 31, 2009	783,178	(1,660,204)	2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
Total			$12,552,451

Average			$2,510,490

Operating Income Return on Average Equity			10.4%

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Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2009	12/31/2009	3/31/2010	6/30/2010	6/30/2010
NUMERATOR:
Net Income available to PLC’s common shareowners	$27,585	$131,011	$69,779	$41,371	$269,746

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
Total			$13,923,213

Average			$2,784,643

Net Income available to PLC’s common shareowners Return on Average Equity			9.7%

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Calculation of Net Income (Loss) available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2009

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2008	12/31/2008	3/31/2009	6/30/2009	6/30/2009
NUMERATOR:
Net Income (loss) available to PLC’s common shareowners	$(100,008)	$(15,913)	$22,135	$90,757	$(3,029)

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2008	2,081,742	(486,222)	2,567,964
September 30, 2008	1,524,655	(928,205)	2,452,860
December 31, 2008	761,095	(1,667,056)	2,428,151
March 31, 2009	783,178	(1,660,204)	2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
Total			$12,552,451

Average			$2,510,490

Net Income (Loss) available to PLC’s common shareowners Return on Average Equity			-0.1%